Stock Symbol: EVCP

“Creating a Greener Future”

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of the “safe-harbor” provisions of the Securities Litigation Reform Act of 1995.
Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct.
The Company has no obligation to update the forward-looking information contained in this presentation.

China is the World’s Largest Polluter

A Sunny Day in the U.S

A Sunny Day in China

CleanTech Innovations tackles pollution through energy savings and pollution reduction products

21%
20%
14%
6%
5%
5%
29%
China
United States
European Union
Russia
India
Japan
Other Countries

2500
2000
1500
1000
500
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009E
US
China

China Must Invest in Cleaner Sources of Energy

World CO2 Emissions: 28.4 billion metric tons

China CO2 Emissions: 6.1 billion metric tons

(1)

CDIAC data for 2006

(2)

Bloomberg.com

China

China, the world’s largest polluter, may spend about $738 billion in the next decade developing cleaner  sources of energy. China overtook the U.S as the largest energy user in 2009.

(in Millions Metric Tons)

Total Energy Consumption(2): U.S. VS China

China consumed 2,252 million metric tons of oil
equivalent in 2009, the most in the world

CO2 Emission by Country(1) %

Our Products Contribute to a Greener Future

The Wind Power Industry:

We manufacture base towers
for wind turbines

The Utility Industry:

We produce essential products
for ultra high voltage grid
systems that improve efficiency
in electricity transmissions

The Steel Industry:

We produce critical components
for waste heat recycling systems
used in coke production, reducing
water and air pollution

Corporate Overview

Leading designer and manufacturer of high
performance clean tech products that promote
renewable energy production, pollution reduction,
and energy conservation in China

3 main product lines:

wind turbine tower

bellows expansion joints

pressure vessels

Critical components for various industries:
coking, steel, petrochemical, thermoelectric, utility

Strong R&D: owns 2 patents and 3 pending

Experienced managers: management has 20
years of extensive industry experience

We provide clean solutions that generate renewable energy, reduce pollution, and conserve energy for fast growing industries in China

Bellow
Expansion Joints

Wind Turbine
Tower

Pressure
Vessel

Three Main Products Lines

Company Overview

Wind
Towers

2010E sales: ~60%

Functions: Provide structural
support for wind turbine nacelle
and blades

2010E sales: ~20%

Functions: Key part of pipeline;
absorb expansion, contraction and
vibrations under high temperature,
high pressure, highly corrosive
conditions

2010E sales: ~20%

Functions: Used in petrochemical,
electrical, steel, aerospace, and
metallurgical industries as heat
exchangers, storage tanks,
separators, and industrial reactors

Bellow
Expansion
Joints

Pressure
Vessels

Diversified Revenue Mix

Tower

(up to 500 ft)

Axial

Lateral

Angular

1. Wind Turbine Towers

China’s wind industry is the fastest growing in the world

Product Expansion  - Currently producing 1.5 MW on-shore wind towers, plans to produce 3MW and
5MW on-shore wind towers and 3MW off-shore wind towers

High Quality -  Significant manufacturing experience in rolling and welding thick walled steel plates

Location Advantage

Manufacturing facility located in Tieling, one of the top regions for wind farms in China

Sole tower manufacturer in Tieling city, has majority market share in the region

Reputable Customers – Supplies towers to China Huaneng and China Guodian, 2 of the 5 largest state-owned utilities companies that dominate the wind industry in China

Stringent Testing – High tech non-destructive testing methods to ensure high product quality

Production of a Wind Turbine Tower at CleanTech Innovations

Step 1

Step 2

Step 3

Welding

Step 4

Company Strength

Wind - A Main Renewable Energy Source in China

1.5MW Wind Turbine

Coal Power Plant

       Electricity Generated

3,942 MwH(1) (Annually)

3,942 MwH

       $/KwH

$0.089(2)

$0.056(3)

Electricity Sales

$353,621

$218,936

CO2 Emitted Annually

0

3,443 metric tons(4)

Revenue from Carbon Credit

$34,427

$0

Total Revenue

$388,047

$218,936

       Amount of Coal Used

0

1,314 tons(4)

       Coal Cost in China

$77/ton(3)

$77/ton(3)

Costs of Coal Consumed

$0

($101,033)

Revenue Net of Fuel Costs

$388,047

$117,903

When using a wind turbine to generate 3,942 MwH of electricity rather than a coal power plant, over 3,000 mt of CO 2 emission is prevented while generating 3 times more revenue

(1)

RenewableUK “Calculations for wind energy statistics”

(2)

Renewable  Energy Law of the PRC

(3)

China Huaneng 2009 : average sale $/KwH, average per ton cost of coal

(4)

NDRC “                          “2005

36%
26%
6%
5%
5%
3%
3%
3%
2%
2%
11%
China
USA
Cspain
Germany
India
France
Italy
Canada
UK
Portugal
Rest

22%
16%
16%
12%
7%
3%
3%
3%
2%
2%
14%
USA
China
Germany
Spain
India
Italy
France
UK
Portugal
Denmark
Rest

Wind Energy in the Global Markets

Worldwide New Capacity Installed in 2009(1) - 38GW

Total Worldwide Capacity  in 2009(1) - 159 GW

China

China

U.S

U.S

China New Capacity Installed in 2009 - 13.8GW

China Total Capacity Installed – 26GW

(1)

WWEA 2009

In 2009, China installed 13.8GW of new capacity, the most in the world (36% of total)

At the end of 2009, China had 26GW of total capacity, 2nd largest in the world (16%)

<100MW
100-1000MW
1000-2000MW
2000-5000MW
>5000MW

GW
30
25
20
15
10
5
-
0.8
1.3
2.6
6.6
12.1
26.0
2004
2005
2006
2007
2008
2009

Wind Energy in the China Markets

(1)

WWEA 2009

(2)

Morgan Stanley “China Wind Energy” 6/8/2010

(3)

New Energy Finance Estimates

The Renewable Energy Law of PRC: Requires grid
operators to purchase power from local wind farms at a
fixed pricing of between 51 to 61 cents RMB per KWH

High Rate of Return: Stable and clear policies ensure
high teens rate of return on equity for wind farm
operators

Planned Projects: NDRC plan to install at least 10GW
of capacity each in Hebei, Western Jilin, and Inner
Mongolia – all are near CleanTech’s manufacturing site

Limited Natural Resources: China has limited fossil
fuel reserves and must invest in renewable energy

Ease of Project Approval: Unlike the U.S, China has
experienced little opposition from local land owners
towards new projects

Demand Drivers

Top Wind Farm Regions in China

Tieling,

Liaoning

CAGR: 102%

Total Capacity Installed in China(1) - 26 GW

Costs ~$1 billion USD to install 1 GW of wind capacity

China installed 14GW in 2009 and may install a record
18GW(3) in 2010, resulting in about $18 billion spent on
wind energy this year.

China is projected to install 275-300GW by 2020(2) ,
resulting in roughly $250 billion to be spent on wind
projects

Opportunities in the China Market

2. Metal Expansion Joints

Company Strength

Our Products are Necessary Components in Clean
Solution Systems:

Coke Dry Quench – We are the first domestic
manufacturer able to produce CDQ joints of equal quality
to Nippon Steel (previously dominated the China market).
Currently there are no strong competitors

Ultra High Voltage Transmission –  Our joints are
installed in gas insulated switchgear, an integral part of
ultra high voltage systems. GIS rated over 1 million volts
are only produced by a handful of companies worldwide
such as ABB, Toshiba, and Siemens.

Coke Ovens – Our connecting bend pipes replaced rigid
elbows which rupture easily, thus preventing dangerous
leaks and explosions

Other Metal Expansion Joints –Increase operating
efficiency and safety

Stringent Testing – Utilize X-Ray, ultrasonic, pneumatic,
hydraulic, and SF6 gas leakage test

High Performance – Withstand harsh operating conditions of
high temperature, high pressure, and highly corrosive
environments

Company Products

Disk Spring Joints for GIS

High Temp Bellow Joints for CDQ

Connecting Bend Pipes

°F

Crane
Charger
Primary dust catcher
Pre-chamber
Cooling chamber
Boiler
Power plants
Steel works
Chemical plants
Water pre-heater
Bucket
Ejector
Secondary dust catcher
Gas recirculating fan
Belt conveyor

CDQ System Reuses Waste Energy

Coke Dry Quench System is More Economical than Wet Quench system

Coking process is an integral part of steel
production

Coking process involves baking coal at high
temperatures of over 2,000

Traditionally, water is used to cool the coke,
releasing pollutants while wasting water and heat

The Coke Dry Quench (CDQ) system is an advanced
technology that blows gas in an enclosed system to
cool the hot coke

The hot gas is then reused to create electricity

As a result of CDQ:

Waste heat energy is recycled to generate
electricity, saving money and reducing carbon
emissions

Water is not wasted

Water is not contaminated with toxic pollutants

Air pollutants are not released

High Temperature CDQ Expansion Joints are critical components in the system that can withstand expansion, contraction, and lateral movements due to high temperature, high pressure and highly corrosive conditions

CDQ Systems Reduce Costs and Pollutants

Coke Dry Quenching

Coke Wet Quenching

Electricity from Waste Heat

167 GwH/Yr(1)

0 GwH/Yr(1)

Electricity Savings

$9,260,630 (2)

0

Water Used

0

3,723,000 tons(3)

Cost of Water

0

($1,092,826) (4)

  Total Benefit/(Costs):

$9,260,630

($1,092,826)

  C02  Emitted

4,328 metric tons(1)

134,646  metric tons(1)

      Toxic Particles Released(1)

Hydroxybenzene

None

33  mg/m3

Cyanide

None

4 mg/m3

Sulfide

None

7 mg/m3

Ammonia

None

14 mg/m3

Coke Dust

5 mg/m3

13 mg/m3

(1)

United Nations Framework Convention on Climate  Change: Baotou Iron & Steel CDQ and Waste Heat Utilization for Electricity Generation
Project , 03/08/2007. Assumption: Using two  CDQ systems: each with  25t/hr of coal capacity and 15 MW electricity generating capacity

(2)

Huaneng 2009 average sale ($0.055 /KwH )

(3)

“CDQ-Modern coking technology” by Anhui Vocational College of Metallurgy and Technology

(4)

http://price.h2o-china.com/

By installing 2 CDQ systems, a steel mill can save over $9 million in electricity, almost
4 million tons of water and prevent emission of over 100,000 mt CO 2 annually

Higher Voltage is More Energy Efficient

Ultra High Voltage Systems Lead to Higher Energy Efficiency

Disk Spring Bellows Expansion Joints are needed inside the Gas Insulated
Switchgear to balance the thrust generated from internal pressure

Higher voltage systems allow more efficient
transportation of electricity and reduce the
amount of energy lost during transmission

By increasing the voltage from 500KV to
1000KV, the amount of energy lost in the
transmission process is reduced by 4 times

Higher voltage results in less power lines,
towers, and substations

Gas Insulated Switchgear is a critical part
of the ultra high voltage systems (up to and
above 1,000KV)

China is in the process of upgrading the
grid system to the higher voltage system

Transmission efficiency is improved by 4X
when voltage is doubled

Markets – Bellow Expansion Joint

(1)

China Bellow Industry Investment Analyst and Research Report  2010  by Zero Power Intelligence Co. ,LTD.

Overall – Metal Expansion Joints improve efficiencies, safety, and performance of the underlining systems

Coke Dry Quenching

11th Five Year Plan – Mandates the use of CDQs and the reutilization of exhaust heat in broader scope

Consolidation of China’s Steel Industry – Larger and better capitalized plants are more conscious about energy consumption and environmental impact

Cost Savings – Implementation of CDQ system pays back for itself in a few years, providing incentives for steel mills to install CDQs based purely on project economics

Gas Insulated Switchgear

High Growth in Generation Capacity – China’s power generating capacity increased from 443GW at the end of 2004 to an estimated 860GW at the end of 2009

Adoption of Ultra High Voltage Transmission – Long distances between energy source and energy consumption site require efficient ultra high voltage transmission

Coke Oven

Stricter Safety Requirements – Underground coke oven gas is flammable and explosive; our connecting bend pipes significantly reduce risk of explosion due to greater quality and flexibility. By using our products instead of rigid elbows companies can minimize expenses due to work stoppage and work place casualties

Demand Drivers

Metal  Bellow Expansion Joints

Market Size (1)  (China 2009)

$3 billion USD

Expected CAGR Growth(1)

10%

Management expects the growth rate
for CDQ and GIS joints to be
significantly higher than the overall
bellow expansion joint markets due to
their low penetration rate

3. Pressure Vessels

Company Strength

Pressure Vessel License – Owns Class III A2
grade permit to manufacture products with
pressure rating of 0.1 MPA to 10 MPA

High Performance – Able to withstand high
temperature, pressure, and corrosion

Wide Product Offerings/Customization –
Various styles, shapes, and sizes built to
customer specification

Wide Industry Applications – Petroleum
refining, petrochemical, steel, electricity,
aerospace, and metallurgy industries

Stringent Testing – Utilize X-Ray, ultrasonic,
pneumatic, and hydraulic testing to ensure
quality

Product Safety – High product quality helps
to eliminate industrial accidents and associated
expenses

Heat exchangers

Storage tanks

Separators

Industrial reactors

Main Products

$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,122
$540
2000
2001
2002
2003
2004
2005
2006
2007
2008

Markets – Metal Pressure Vessels

Pressure Vessels Market Size in China(1)

CAGR: 32.5%

(In Millions )

(1)

Source:  China National Statistic Bureau Report 2008

(2)

China Metal Pressure Vessel Investment Analyst and Research Report (2010) by Zero Power Intelligence Co. ,LTD

Rapid Growth of Industries: High GDP growth
leads to rapid growth in China’s petroleum refining,
metallurgy, and electric generation industries,
creating demand for pressure vessels

Emphasis on Higher Efficiency: Increasing
demand for Class III pressure vessels that can
operate at higher temperature and pressure settings

Stricter Safety Requirements: Buyers place
higher emphasis on the integrity and safety of
pressure vessels, which operate in harsh conditions

Demand Drivers

Market Size - China 2009(2)

$6.6 billion USD

CAGR Growth  (Next 5 Yrs) (2)

25%

2009 China Market Size and Future Growth

Broad Industry Applications

Wind Power

Thermoelectric Power

Coke Production

Petroleum Refinery

Steel Production

Electric Transmission

中国国电集团公司
CHINA GUODIAN CORPORATION

武汉钢铁(集团)公司
WUHAN IRON AND STEEL(GROUP) CORP.

CHINA HUANENG

鞍山钢铁集团公司
ANSHAN IRON AND STEEL GROUP CORPORATION

河南平高电气股份有限公司
HENAN PINGGAO ELECTRIC CO., LTD

TOSHIBA
Leading Innovation >>>

SINOSTEEL

Strong & Reliable Customer Base

Repeat business from industry leaders due to our high quality products

Top Clients

Revenue

Description

China Guodian

$15 bn USD

One of the five largest power producers in China; engages in development, investment, operation and management of power plants and power generation

China Huaneng

$11.2 bn USD

One of the five largest power producers in China; engages in development, construction and operation of large power plants

Henan Pinggao

$344 mm USD

Pinggao Electric is engaged in research, development and manufacturing of high voltage and ultra high voltage switchgear in China

Toshiba

$73.2 bn USD

Diversified manufacturer and marketer of electrical products, including electronic components and materials, power systems, industrial and social infrastructure systems, and household appliances.

Sinosteel

$24.7 bn USD

Engages in developing and processing of metallurgical mineral resources, trading and logistics of metallurgical raw materials

Anshan Iron

$10.0 bn USD

The second largest steel maker in China by output with a focus on high-end products targeted for the auto, computer, and telecommunications industries

Wuhan Iron

$7.9 bn USD

China’s first supergiant iron and steel producer with 90,000 staff and 20 million tons of iron and steel production per year

Competitive Advantages

Cutting Edge R&D

Developed innovative products that significantly improved efficiency, safety, and performance

First domestic manufacturer in China to offer CDQ high temp bellow expansion joint of equal quality to those offered by Nippon Steel which had previously dominated the space

Developed various new products that render older products obsolete

Low Costs

Sources directly from steel mills at large discounts to competitors, bypassing distributors

Approved for special high technology tax rate of 15%

Advanced Manufacturing Capabilities

Expertise in bending and welding thick steel plates; every welder is trained, licensed, and experienced

Utilizes welding equipments made by Panasonic and American Miller

Exceeds the requirements set by National Supervising and Testing Center with respect to appearance, precision, rigidity, leakage, and stress

Class III A2 grade permit – highest specifications set by government

Products undergo stringent tests for defects

Protection Through Patents and Intellectual Properties

Owns patent for connecting bend pipes; in patent application process for CDQ high temp bellow expansion joints and disk spring sleeve bellows expansion joint

Exclusively licensed to use a production method patent for lead free soft solder with mischmetal

Strong Organic Growth Strategies

Wind
Towers

Expand alongside China’s rapid growth in the wind industry

Grow existing relationships with China’s top 5 utility companies

Aggressively bid for planned projects in the home province as well as bordering provinces of
Inner Mongolia, Jilin, and Hebei

CDQ Bellows: Capture market share with high quality and low prices

GIS Bellows: Work with companies such as ABB, Toshiba, Siemens, and Henan Pinggao to capture large market share

Connecting Pipes: Capture market share by replacing existing rigid coke oven elbows

Leverage growth in the petroleum refining, metallurgy, and electricity generation industries

Introduce new product lines that can withstand higher levels of temperature, pressure, and corrosivity

Metal
Expansion
Joints

Pressure
Vessels

Utilize technological know-how for developing new products that promote:

Renewable energy generation

Reduction of air, water, and land pollution

Increased efficiency in underlining systems

New
Products

Continue to leverage the fast growing markets and capture market share by offering innovative, high quality products

Results Driven Management Team

Name

Title

Experience

Bei Lu

Founder,

Chairman and
CEO

Founder of the company, appointed Director, Chairman and CEO in
September 2007

Served as General Manager of Shenyang Xinxingjia Bellows Manufacture
Co., Ltd. from September 1993 to July 2007

Selected as National Excellent Professional Manager

Designed many patented products in the bellows expansion joint industry

Bachelor’s degree from Shenyang University of Technology in 1992

Guifu Li

Chief Financial
Officer, CPA

Joined in March 2010 as Chief Financial Officer

Served as CFO of Shenyang Astron Mining Industries Ltd, a subsidiary of
Astron Limited (publicly traded Australian mining company) from August
2008 to August 2009

Served as Vice President of Liaoning Energy Conservation Material
Company from March 2001 to December 2003

Served as Financial Controller of Shenyang Economic and Technological
Development Zone Thermoelectric Company from January 2004 to July
2008

Served as accountant and CFO of Shenyang Cable Co., Ltd from
September 1970 to February 2001

Graduated from Dongbei University of Finance and Economics in 1976

Lige Zheng

Chief Operating
Officer

Joined in June 2008 as Chief Operating Officer

Served as Vice President of Dalian Baifute Cable Company from June
2005 to June 2008

Served as Vice General Manager at Shenyang Cable Co., Ltd. from
January 1974 to June 2005,

Graduated from Shenyang College of Finance and Economics in 1986

Strong industry experience - founders & managers own 65% of the Company

Capital Structure and Financials

Total Management Commitment:

Entire management team and insiders (67% of shares outstanding) entered into 3 year share lockup agreements restricting share sales

Completed oversubscribed and upsized $10 Million PIPE Financing in July 2010 led by Apollo Management and Witter Asset Management

CAPITAL STRUCTURE:

  Basic shares outstanding:

22,463,333

  Fully diluted shares outstanding:

23,296,666

  Total Management/Insider shares (3 year lockup):

15,122,000

  Management/Insider %

67.32%

FINANCIALS:

2009A

2010E

2011E

Revenue:

$2,730,954

$21,960,672

$60,270,863

Net Income:

$831,365

$4,277,593

$11,611,591

VALUATION:

2009A

2010E

2011E

EPS(fully diluted):

$0.04

$0.18

$0.50

EPS Increase:

-

415%

171%